SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report : August 21, 2001
Date of earliest event reported: August 7, 2001

ON ASSIGNMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20540	94-4023433

(State or other	(Commission File	(IRS Employer

jurisdiction of	Number)	Identification No.)

incorporation)

26651 West Agoura Road, Calabasas, California		91302

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 878-7900

Not Applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
EXHIBIT 99

Item 5. Other Events.

     On August 7, 2001, the Board of Directors of On Assignment, Inc. (the “Company”) elected Dr. Joe Peterson as Chief Executive Officer of the Company and as a member of the Board effective September 1, 2001. The Company previously announced that Dr. Peterson had been hired to succeed H. Tom Buelter after a brief transition period. Mr. Buelter will continue to serve as Chairman of the Board and as a consultant to the Company.

     Also on August 7, 2001, Kathy West, President of the Company, announced her retirement as an officer effective September 1, 2001. Ms. West will continue to serve the Company as a consultant. Dr. Peterson will succeed Ms. West as President.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

     The exhibits accompanying this report are listed in the accompanying Exhibit Index.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON ASSIGNMENT, INC.

Date: August 21, 2001	By:

H. Tom Buelter, Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

     The following exhibit is filed herewith.

Exhibit No.	Description

99	Press Release Announcing Election of Dr. Joe Peterson as Chief Executive Officer Effective September 1, 2001.

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